                                                                  Exhibit 10.94
1996 MBO-John Adams

                              1996 INCENTIVE BONUS PLAN
                  FOR JOHN ADAMS - EXECUTIVE V.P. & CFO - CORPORATE

- -------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

     THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

     TARGET - The stretch goal at which 80% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

     This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.

     WEIGHT              THRESHOLD           TARGET              MAXIMUM
     ------              ---------           ------              -------
      100%                $11,113,100      $11,698,000           $12,282,900

ANNUAL BONUS:              $30,100           $60,200               $90,300


ANNUAL
TOTALS:100%                $30,100           $60,200               $90,300


SECTION 2.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

     3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO-John Adams
Page 2

     4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
            1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

     EXAMPLE:
                         THRESHOLD           TARGET              MAXIMUM
                         ---------           ------              -------
                          $12,000            $16,000             $18,000

     ANNUAL BONUS:            $ 0            $1,000              $1,500


     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
            (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
            bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
            (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
            1.09825 x 1,000 = $1,098.25 bonus.

AGREED TO:

/s/Horst K. Mehlfeldt             2/7/96
- ------------------------          -------
Horst Mehlfeldt                   Date
Vice Chairman - Corporate
BIG O TIRES, INC.

AGREED TO:

/s/John B. Adams                  2/7/96
- ------------------------          -------
John Adams                        Date
Executive V.P. & CFO - Corporate
BIG O TIRES, INC.


Revised January 24, 1996

1996 MBO-Dennis Fryer

                              1996 INCENTIVE BONUS PLAN
                 FOR DENNIS FRYER - REGIONAL V.P. - CENTRAL REGION

- --------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

    THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

    TARGET - The stretch goal at which 80% of the bonus will be paid out.

    MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

    This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.


    WEIGHT          THRESHOLD          TARGET           MAXIMUM
    ------          ---------          ------           -------
      100%         $11,113,100       $11,698,000      $12,282,900
ANNUAL BONUS:        $12,501           $25,002          $37,503

ANNUAL
TOTALS:100%          $12,501           $25,002          $37,503


SECTION 2.  TERMS AND CONDITIONS

    1. The criteria outlined in the above sections are considered singular and bonusable as specified.

    2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

    3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO - Dennis Fryer
Page 2

    4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

    5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

    EXAMPLE:
                   THRESHOLD      TARGET         MAXIMUM
                   ---------      ------         -------
                    $12,000       $16,000        $18,000

    ANNUAL BONUS:       $ 0        $1,000         $1,500

    Calculation of bonus between Target and Threshold with goal achievement of $13,535:
         (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
         bonus.

    Calculation of bonus between Target and Maximum with goal achievement of $16,393:
         (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
         1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


/s/Tom Staker                           2/6/96
- --------------------                    -------
Tom Staker                              Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:


/s/Dennis Fryer                         2/7/96
- ----------------                        ------
Dennis Fryer                            Date
Regional V.P. - Central Region
BIG O TIRES, INC.


Revised January 24, 1996

1996 MBO-Donald Flanders

                              1996 INCENTIVE BONUS PLAN
                FOR DONALD FLANDERS - REGIONAL V.P. SOUTHWEST REGION

- --------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

    THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

    TARGET - The stretch goal at which 80% of the bonus will be paid out.

    MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

    This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.

    WEIGHT         THRESHOLD           TARGET         MAXIMUM
    ------         ---------           ------         -------
      100%         $11,113,100         $11,698,000    $12,282,900

ANNUAL BONUS:           $13,334         $26,669         $40,003


ANNUAL
TOTALS:100%             $13,334         $26,669         $40,003


SECTION 2.  TERMS AND CONDITIONS

    1. The criteria outlined in the above sections are considered singular and bonusable as specified.

    2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

    3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO-Donald Flanders
Page 2

    4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

    5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

    EXAMPLE:
                   THRESHOLD           TARGET         MAXIMUM
                   ---------           ------         -------
                    $12,000            $16,000        $18,000

    ANNUAL BONUS:      $ 0             $1,000         $1,500


    Calculation of bonus between Target and Threshold with goal achievement of $13,535:
         (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
         bonus.

    Calculation of bonus between Target and Maximum with goal achievement of $16,393:
         (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
         1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


/S/Tom Staker                        2/6/96
- --------------------                --------
Tom Staker                           Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:


/S/Donald Flanders                   2/15/96
- -------------------------           ---------
Donald Flanders                      Date
Regional V.P. - Southwest Region
BIG O TIRES, INC.


Revised March 26, 1996

1996 MBO-Allen Jones

                              1996 INCENTIVE BONUS PLAN
                 FOR ALLEN JONES - REGIONAL V.P. - SOUTHEAST REGION

- --------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

     THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

     TARGET - The stretch goal at which 80% of the bonus will be paid out.

     MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

     This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.

      WEIGHT   THRESHOLD        TARGET       MAXIMUM
      ------   ---------        ------       -------
       100%   $11,113,100    $11,698,000    $12,282,900

ANNUAL BONUS:    $12,417       $24,835         $37,252


ANNUAL
TOTALS:100%      $12,417       $24,835         $37,252


SECTION 2.  TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

     3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO-Allen Jones
Page 2

     4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

     EXAMPLE:
                   THRESHOLD      TARGET         MAXIMUM
                   ---------      ------         -------
                    $12,000       $16,000        $18,000

     ANNUAL BONUS:     $ 0         $1,000        $1,500


     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
         (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
         bonus.

     Calculation of bonus between Target and Maximum with goal achievement of $16,393:
         (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
         1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


/S/Tom Staker                       2/6/96
- --------------------                -------
Tom Staker                          Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:


/S/Allen Jones                     2/16/96
- --------------------               -------
Allen Jones                        Date
Regional V.P. - Southeast Region
BIG O TIRES, INC.


Revised January 24, 1996

1996 MBO-Greg Roquet

                              1996 INCENTIVE BONUS PLAN
                    FOR GREG ROQUET - REGIONAL V.P. - WEST REGION



This agreement outlines the criteria, goals and rewards for your 1996 incentive plan as well as the terms and conditions as they apply to your plan.


DEFINITIONS:

    THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

    TARGET - The stretch goal at which 80% of the bonus will be paid out.

    MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

    This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.

           WEIGHT        THRESHOLD       TARGET         MAXIMUM
           ------        ---------       ------         -------
            100%         $11,113,100    $11,698,000   $12,282,900

ANNUAL BONUS:             $13,834        $27,669        $41,503


ANNUAL
TOTALS:100%               $13,834        $27,669        $41,503


SECTION 2.  TERMS AND CONDITIONS

    1. The criteria outlined in the above sections are considered singular and bonusable as specified.

    2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

    3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO - Greg Roquet
Page 2

    4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

    5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

     EXAMPLE:

                          THRESHOLD       TARGET         MAXIMUM
                          ---------       ------         -------
                           $12,000        $16,000        $18,000

    ANNUAL BONUS:               $ 0           $1,000        $1,500


    Calculation of bonus between Target and Threshold with goal achievement of $13,535:
         (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
         bonus.

    Calculation of bonus between Target and Maximum with goal achievement of $16,393:
         (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
         1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


/s/Tom Staker                          2/6/96
- -----------------------------------    ------
Tom Staker                             Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.


AGREED TO:


/s/Greg Roquet                         2/8/96
- ----------------------------------     ------
Greg Roquet                            Date
Regional V.P. - West Region
BIG O TIRES, INC.


Revised January 24, 1996

1996 MBO-Phil Teigen

                             1996 INCENTIVE BONUS PLAN
                   FOR PHIL TEIGEN - CORPORATE COUNSEL - CORPORATE



THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

    THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

    TARGET - The stretch goal at which 80% of the bonus will be paid.

    MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

    This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.


        WEIGHT            THRESHOLD          TARGET           MAXIMUM
        ------            ---------          ------           --------
         100%           $11,113,100       $11,698,000       $12,282,900

ANNUAL BONUS:              $7,108           $14,216           $21,324


ANNUAL
TOTALS:100%                $7,108           $14,216           $21,324



SECTION 2.  TERMS AND CONDITIONS

    1. The criteria outlined in the above sections are considered singular and bonusable as specified.

    2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

    3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO - Phil Teigen
Page 2

    4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

    5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

    EXAMPLE:

                          THRESHOLD          TARGET             MAXIMUM
                          ---------          ------             -------
                          $12,000            $16,000            $18,000

    ANNUAL BONUS:          $ 0               $1,000             $1,500



    Calculation of bonus between Target and Threshold with goal achievement of $13,535:
         (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
         bonus.

    Calculation of bonus between Target and Maximum with goal achievement of $16,393:
         (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
         1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


 /S/John B. Adams                  2/6/96
- ------------------------------    ----------
John B. Adams                     Date
Executive V.P. & CFO - Corporate
BIG O TIRES, INC.


AGREED TO:


 /S/Phil Teigen                    2/6/96
- -----------------------------     ----------
Phil Teigen                       Date
Corporate Counsel - Corporate
BIG O TIRES, INC.

Revised January 24, 1996

1996 MBO-Bruce Ware

                              1996 INCENTIVE BONUS PLAN
               FOR BRUCE WARE - CORPORATE PURCHASING MGR. - CORPORATE



THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

       THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

       TARGET - The stretch goal at which 80% of the bonus will be paid out.

       MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.



SECTION 1. EBITDA

       This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.



       WEIGHT           THRESHOLD      TARGET         MAXIMUM
       ------           ---------      ------         -------
        100%            $11,113,100    $11,698,000    $12,282,900

ANNUAL BONUS:             $12,751        $25,502        $38,253


ANNUAL
TOTALS:100%               $12,751        $25,502        $38,253



SECTION 2.  TERMS AND CONDITIONS

       1. The criteria outlined in the above sections are considered singular and bonusable as specified.

       2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

       3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO - Bruce Ware
Page 2


       4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

       5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
              1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

       EXAMPLE:

                        THRESHOLD      TARGET         MAXIMUM
                        ---------      ------         -------

                          $12,000      $16,000        $18,000

       ANNUAL BONUS:         $ 0       $1,000         $1,500


       Calculation of bonus between Target and Threshold with goal achievement of $13,535:
              (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
              bonus.

       Calculation of bonus between Target and Maximum with goal achievement of $16,393:
              (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
              1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:



 /S/Horst K. Mehlfeldt        2/19/96
- -------------------------    -----------
Horst K. Mehlfeldt           Date
Vice Chairman - Corporate
BIG O TIRES, INC.


AGREED TO:



 /S/Bruce Ware                2/19/96
- -------------------------    ------------
Bruce Ware                    Date
Corporate Purchasing Manager - Corporate
BIG O TIRES, INC.


Revised January 24, 1996

1996 MBO-Tom Staker

                              1996 INCENTIVE BONUS PLAN
                 FOR TOM STAKER - SENIOR V.P. OPERATIONS - CORPORATE

- --------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.

DEFINITIONS:

    THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

    TARGET - The stretch goal at which 80% of the bonus will be paid out.

    MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

    This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.


     WEIGHT        THRESHOLD      TARGET         MAXIMUM
     ------        ---------      ------         -------
     100%          $11,113,100   $11,698,000     $12,282,900

ANNUAL BONUS:       $21,585       $ 43,170          $64,755

ANNUAL
TOTALS:100%         $21,585        $43,170          $64,755


SECTION 2.  TERMS AND CONDITIONS

    1. The criteria outlined in the above sections are considered singular and bonusable as specified.

    2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

    3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

    4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

    5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by

1996 MBO-Tom Staker
Page 2

         the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

    EXAMPLE:
                   THRESHOLD      TARGET     MAXIMUM
                   ---------      ------     -------
                    $12,000       $16,000    $18,000

    ANNUAL BONUS:    $ 0           $1,000    $1,500


    Calculation of bonus between Target and Threshold with goal achievement of $13,535:
         (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
         bonus.

    Calculation of bonus between Target and Maximum with goal achievement of $16,393:
         (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
         1.09825 x 1,000 = $1,098.25 bonus.

AGREED TO:


/s/John E. Siipola                   2/16/96
- -------------------------           ----------
John E. Siipola                     Date
Chairman - Corporate
BIG O TIRES, INC.

AGREED TO:


/s/Horst K. Mehlfedlt                2/16/96
- -------------------------            ----------
Horst K. Mehlfeldt                  Date
Vice Chairman - Corporate
BIG O TIRES, INC.

AGREED TO:


/s/Steven P. Cloward                 2/16/96
- -------------------------            ----------
Steven P. Cloward                    Date
President - Corporate
BIG O TIRES, INC.

AGREED TO:


/s/Tom Staker                        2/16/96
- -------------------------            ----------
Tom Staker                           Date
Senior V.P. Operations - Corporate
BIG O TIRES, INC.

Revised March 26, 1996

1996 MBO-Kelley O'Reilly

                              1996 INCENTIVE BONUS PLAN
                  FOR KELLEY O'REILLY - V.P. MARKETING - CORPORATE

- --------------------------------------------------------------------------------

THIS AGREEMENT OUTLINES THE CRITERIA, GOALS AND REWARDS FOR YOUR 1996 INCENTIVE PLAN AS WELL AS THE TERMS AND CONDITIONS AS THEY APPLY TO YOUR PLAN.


DEFINITIONS:

    THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

    TARGET - The stretch goal at which 80% of the bonus will be paid out.

    MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.


SECTION 1. EBITDA

    This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.


    WEIGHT              THRESHOLD           TARGET              MAXIMUM
    ------              ---------          --------            ---------
    100%               $11,113,100       $11,698,000           $12,282,900

ANNUAL BONUS:              $10,983          $ 21,966              $32,949


ANNUAL
TOTALS:100%                $10,983           $21,966              $32,949


SECTION 2.  TERMS AND CONDITIONS

    1. The criteria outlined in the above sections are considered singular and bonusable as specified.

    2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

    3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

1996 MBO-Kelley O'Reilly
Page 2

    4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

    5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
         1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.


    EXAMPLE:
                        THRESHOLD           TARGET              MAXIMUM
                        ---------           ------              -------
                         $12,000            $16,000             $18,000

    ANNUAL BONUS:           $ 0             $1,000              $1,500


    Calculation of bonus between Target and Threshold with goal achievement of $13,535:
          (13,535 - 12,000) / (16,000 - 12,000) = .38375 x 1,000 = $383.75
          bonus.

    Calculation of bonus between Target and Maximum with goal achievement of $16,393:
          (16,393 - 16,000) / (18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
          1.09825 x 1,000 = $1,098.25 bonus.


AGREED TO:


/s/Horst K. Mehlfeldt        2/7/96
- -------------------------    ------
Horst K. Mehlfeldt           Date
Vice Chairman - Corporate
BIG O TIRES, INC.


AGREED TO:


/s/Kelley O'Reilly           2/7/96
- -----------------------      ------
Kelley O'Reilly              Date
V.P. Marketing - Corporate
BIG O TIRES, INC.


Revised January 24, 1996

                          1996 INCENTIVE BONUS PLAN
       FOR RON LAUTZENHEISER - V.P. BUSINESS DEVELOPMENT - CORPORATE
________________________________________________________________________
This agreement outlines the criteria, goals and rewards for your 1996 incentive plan as well as the terms and conditions as they apply to your plan.

DEFINITIONS:

    THRESHOLD - The expected achievement goal for the criteria, at which 40% of the bonus will be paid.

    TARGET - The stretch goal at which 80% of the bonus will be paid out.

    MAXIMUM - The extraordinary goal at which 120% of the bonus will be paid. No additional bonus will be paid for achieving beyond this point.

Section  1. EBITDA

        This criterion is defined as 1996 earnings before interest, taxes, depreciation, and amortization as reported in the audited financial statements for 1996.

      WEIGHT            THRESHOLD         TARGET        MAXIMUM
      ------            ---------         ------        -------
       100%           $11,113,100      $11,698,000    $12,282,900

ANNUAL BONUS:         $    15,180      $    30,360    $    45,540

ANNUAL TOTALS: 100%   $    15,180      $    30,360    $    45,540

SECTION 2. TERMS AND CONDITIONS

     1. The criteria outlined in the above sections are considered singular and bonusable as specified.

     2. This plan year shall commence January 1, 1996 and shall conclude December 31, 1996.

     3. If your employment with the Company should terminate for any reason in 1996, no annual bonus or any part thereof shall be deemed to be earned and payable. You must be employed for the entire plan year.

     4. Any annual bonus payable under this plan shall be paid by March 15, 1997.

1996 MB0 - RON LAUTZENHEISER
PAGE 2


     5. The method of annual calculation is on a percentage basis using the difference between the threshold and target goals or target and maximum goals as follows:
        1) For achievement between threshold and target - achievement divided by the sum of target goal minus threshold goal, times the target dollars, or; 2) For achievement above target - achievement divided by the sum of maximum goal minus target goals divided by 2 plus 1 times the target goal dollars.

    EXAMPLE:
                   THRESHOLD         TARGET         MAXIMUM
                   ---------         ------         -------
                    $12,000          $16,000        $18,000

ANNUAL BONUS:          $0             $1,000         $1,500

     Calculation of bonus between Target and Threshold with goal achievement of $13,535:
              (13,535 - 12,000)/(16,000 - 12,000) = .38375 x 1,000 = $383.75
              bonus.

    Calculation of bonus between Target and Maximum with goal achievement of $16,393:
              (16,393 - 16,000)/(18,000 - 16,000) = .1965 / 2 = .09825 + 1 =
              1.09825 x 1,000 = $1,098.25 bonus


AGREED TO:


- ------------------------------------        ---------------
Horst K. Mehlfeldt                          Date
Vice Chairman - Corporate
BIG O TIRES, INC.


AGREED TO:


- -------------------------------------       ---------------
Ron Lautzenheiser                           Date
V.P. Business Development - Corporate
BIG O TIRES, INC.




Revised March 27, 1996